Exhibit 99.1

GA8 Properties

Combined Statements of Revenues and Certain Direct Operating Expenses

For the Nine Months Ended September 30, 2021 (unaudited) and the Year Ended December 31, 2020

Independent Auditor’s Report

Stockholders and Board of Directors

Summit Healthcare REIT, Inc

Lake Forest, California

Opinion

We have audited the combined statement of revenues and certain direct operating expenses (the “combined financial statement”) of the eight skilled nursing facilities located in the state of Georgia (collectively, the “GA8 Properties”) for the year ended December 31, 2020, and the related notes to the combined financial statement.

In our opinion, the accompanying combined financial statement presents fairly, in all material respects, the revenues and certain direct operating expenses as described in Note 2 to the combined financial statement for the year ended December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Financial Statement section of our report. We are required to be independent of the GA8 Properties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Basis of Accounting

The accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the GA8 Properties’ revenues and expenses. As a result, the combined financial statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Combined Financial Statement

Management is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

In preparing the combined financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the GA8 Properties’ ability to continue as a going concern within one year after the date that the combined financial statement is issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Combined Financial Statement

Our objectives are to obtain reasonable assurance about whether the combined financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statement.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the combined financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statement.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the GA8 Properties’ internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statement.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the GA8 Properties’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Costa Mesa, California

April 25, 2022

GA8 Properties

Combined Statements of Revenues and Certain Direct Operating Expenses

For the Nine Months Ended September 30, 2021 (unaudited) and the Year Ended December 31, 2020

	For the Nine Months Ended September 30, 2021	For the Year Ended December 31, 2020
Rental revenues	$7,446,000	$9,150,00
Certain direct operating expenses	-	-
Revenues in excess of certain direct operating expenses	$7,446,000	$9,150,000

See accompanying notes to historical statements of revenues and certain direct operating expenses.

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

1. Business

The eight skilled nursing facilities, located in Georgia (collectively, the “GA8 Properties”), were acquired by Summit Healthcare REIT, Inc. on December 30, 2021 for a combined purchase price of approximately $130 million.

2. Basis of Presentation

The accompanying Combined Statements of Revenues and Certain Direct Operating Expenses (“Combined Financial Statements”) have been prepared for the purpose of complying with Rule 8-06 of Regulation S-X of the U.S. Securities and Exchange Commission. The Combined Financial Statements are not representative of the actual operations of the respective properties for the periods presented herein and are not intended to be a complete presentation of the GA8 Properties’ revenues and expenses in accordance with generally accepted accounting principles. The Combined Financial Statements have been prepared on the accrual basis of accounting and required management of the GA8 Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The revenues and certain direct operating expenses are presented on a combined basis due to the common control of each of the GA8 Properties prior to their acquisition. Further, all eight facilities are occupied by affiliated entities.

Coronavirus (COVID-19)

The COVID-19 outbreak has led governments and other authorities around the world, including federal, state and local authorities in the United States, to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders. The COVID-19 pandemic and measures to prevent its spread negatively impacted skilled nursing facilities in a number of ways, including but not limited to, decreased occupancy and increased operating costs for tenants, which may adversely impact their ability to make full and timely rental payments.

It is impossible to predict the continuing effect and ultimate impact of the COVID-19 pandemic on the operations of the GA8 Properties as the situation is continuing to evolve. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact on the demand for skilled nursing and presents material uncertainty and risk with respect to the GA8 Properties' business, operations, financial condition and liquidity in future periods.

3. Revenues

The GA8 Properties are all skilled nursing facilities. Seven of the facilities are occupied under a triple-net master lease agreement that is set to expire in 2038. The eighth lease is under a triple-net lease that is set to expire in 2024. The leases are accounted for as operating leases. The leases include provisions for base rent and provisions under which the tenant pays directly for real estate taxes and other operating costs. Therefore, real estate taxes and other operating costs are not part of revenues or expenses. Base rent is recognized over the life of the respective lease agreements on a straight-line basis, which reflects the impact of rent increases throughout the term of the lease.

Future Minimum Lease Payments

The future minimum lease payments due under the non-cancellable operating leases as of September 30, 2021, for the period from October 1, 2021 to December 31, 2021 and for each of the five following years and thereafter ending December 31 are as follows:

Years ending
October 1, 2021 to December 31, 2021	$4,787,000
2022	9,563,000
2023	9,582,000
2024	9,544,000
2025	8,925,000
2026	8,925,000
Thereafter	107,100,000
$158,426,000

4. Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the GA8 Properties. Costs such as depreciation, amortization, interest, income taxes, administrative and professional fees are excluded from the Combined Financial Statements. Also, costs paid directly by the tenants of the GA8 Properties, such as real estate taxes and other operating costs, are excluded from the Combined Financial Statements.

5. Subsequent Events

The Company evaluated subsequent events through April 25, 2022, the date the Combined Financial Statements were available to be issued.